SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 11, 2003

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-1.1 Underwriting Agreement dated 12/11/03
EX-4.1 Form of Share Certificate
EX-4.2 Articles Supplementary Classifying Series F
EX-4.3 Articles Supplementary Classifying Series G

Item 5. Other Events.

     On December 11, 2003, the Registrant entered into an underwriting agreement relating to the sale of its Series G Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement dated December 11, 2003

4.1	Form of share certificate for Series G Cumulative Redeemable Preferred Shares of Beneficial Interest of ProLogis

4.2	Articles Supplementary Classifying and Designating the Series F Cumulative Redeemable Preferred Shares of Beneficial Interest

4.3	Articles Supplementary Classifying and Designating the Series G Cumulative Redeemable Preferred Shares of Beneficial Interest

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS

Dated: December 23, 2003	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director

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INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1	Underwriting Agreement dated December 11, 2003

4.1	Form of share certificate for Series G Cumulative Redeemable Preferred Shares of Beneficial Interest of ProLogis

4.2	Articles Supplementary Classifying and Designating the Series F Cumulative Redeemable Preferred Shares of Beneficial Interest

4.3	Articles Supplementary Classifying and Designating the Series G Cumulative Redeemable Preferred Shares of Beneficial Interest